Oppenheimer Select Value Fund

Supplement dated November 13, 2008 to the
Prospectus dated August 28, 2008

This supplement amends the Prospectus of Oppenheimer Select Value Fund (the "Fund") dated August 28, 2008.

Effective January 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," on page 16 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund's portfolio is managed by Mitch Williams and John Damian, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Williams has been a portfolio manager of the Fund since January 2009. Mr. Damian has been a portfolio manager and Senior Vice President of the Fund since February 2004.

Mr. Williams has been a portfolio manager of the Manager since January 2009 and was a Senior Research Analyst of the Manager since April 2002. He was a Research Analyst for Evergreen Funds from October 2000 to January 2002 and a Senior Research Associate with Credit Suisse First Boston from November 1999 to May 2000. Mr. Williams is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Damian has been a Vice President of the Manager since September 2001. He was a Senior Analyst/Director for Citigroup Asset Management from November 1999 through September 2001 and Senior Research Analyst for Pzena Investment Management from October 1997 through November 1999. Mr. Damian is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

November 13, 2008

PS0600.012